UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

GENERAC HOLDINGS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑	No fee required.

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AMENDMENT NO. 1 TO PROXY STATEMENT

FOR

2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 15, 2017

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the definitive proxy statement of Generac Holdings, Inc. (the “Company”) for its 2017 Annual Meeting of Stockholders (“Proxy Statement”), which was filed with the Securities and Exchange Commission on April 28, 2017, in order to add an additional Proposal to the original Proxy Statement.

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing stockholders a non-binding advisory vote to approve the frequency of stockholder advisory votes on the compensation of our named executive officers. At the 2011 Annual Meeting of Stockholders, our stockholders indicated their preference for us to hold advisory votes on executive compensation on an annual basis, and the Board of Directors subsequently determined that we would hold an annual advisory vote on executive compensation. Accordingly, the current frequency of our advisory votes on executive compensation is once every year. This change affects the Notice of Annual Meeting of Stockholders; amends the Proxy Statement to add the voting requirements for the new Proposal 6; amends the Proxy Statement to add the new Proposal 6; and adds Proposal 6 to the Proxy Card. All other items of the Proxy Statement are unchanged.

CHANGES TO PROXY STATEMENT

The following sections of the Proxy Statement shall change in accordance with this Amendment No. 1:

1.

A new Proposal 6 shall be added to the Notice of Annual Meeting of Stockholders and current Proposal 6 shall be renumbered Proposal 7. The new Proposal 6 is a non-binding advisory vote to approve the frequency of stockholder advisory votes on the compensation of our named executive officers. The Notice is amended to read in its entirety as follows:

generac holdings inc.

S45 W29290 Hwy. 59

Waukesha, Wisconsin 53189

________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 15, 2017

________________

To our stockholders,

Notice is hereby given that the 2017 annual meeting of stockholders of Generac Holdings Inc. will be held on Thursday, June 15, 2017, at 9:00 a.m. local time, at Generac corporate headquarters at S45 W29290 Hwy. 59, Waukesha, Wisconsin 53189, for the following purposes:

1.	To elect the three nominees named herein as Class II directors;

2.	To approve the performance measures included in the 2010 Equity Incentive Plan;

3.	To approve the Annual Performance Bonus Plan;

4.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017;

5.	To vote on an advisory, non-binding “say-on-pay” resolution to approve the compensation of our executive officers;

6.	To vote on an advisory, non-binding “say-on-pay frequency” proposal regarding the frequency of shareholder votes on compensation of our executive officers;

7.	To consider any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

Holders of record of our common stock at the close of business on April 17, 2017 are entitled to notice of, and to vote at, the annual meeting. Stockholders of record may vote their shares via telephone or over the Internet or, if a paper proxy card is requested, by signing, dating and mailing the proxy card in the envelope provided or by delivering any completed proxy card at the annual meeting. Stockholders of record may also vote in person at the annual meeting. Instructions regarding all methods of voting are contained on any Notice of Internet Availability of Proxy Materials or proxy card provided. If your shares are held in the name of a bank, broker, fiduciary or custodian, follow the voting instructions you receive from your record holder.

By Order of the Board of Directors,

Aaron Jagdfeld President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING PLEASE VOTE PROMPTLY BY TELEPHONE OR THE INTERNET, OR REQUEST A PROXY CARD TO COMPLETE, SIGN AND RETURN. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

2.	The Section entitled “Matters to be Considered” shall be amended to read as follows:

Matters to be Considered

At the meeting, stockholders will be asked to vote to elect the three nominees named herein as Class II directors, to approve the material terms of our performance measures under the Company’s 2010 Equity Incentive Plan, as well as approve the Annual Performance Bonus Plan, both in accordance with Internal Revenue Code (“IRC”) §162(m), to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm, to vote on an advisory, non-binding “say-on-pay” resolution to approve the compensation of our executive officers and to vote on an advisory, non-binding “say-on-pay frequency” proposal. See “PROPOSAL 1—ELECTION OF CLASS II DIRECTORS”, “PROPOSAL 2— APPROVAL OF THE PERFORMANCE MEASURES INCLUDED IN THE 2010 EQUITY INCENTIVE PLAN”, “PROPOSAL 3 – APPROVAL OF THE ANNUAL PERFORMANCE BONUS PLAN”, “PROPOSAL 4—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM”, “PROPOSAL 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION” and “PROPOSAL 6—ADVISORY VOTE ON “SAY-ON-PAY FREQUENCY”. The Board of Directors does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

3.	A new paragraph shall be added in between paragraphs 5 and 6 in the Section entitled “Required Votes” as follows:

Advisory Vote on “Say-on-Pay Frequency” Proposal. Proposal 6, relating to a non-binding proposal regarding the frequency of our "say-on-pay" votes, allows stockholders to choose between the options of holding this advisory vote once every three years, once every other year, once every year, or to abstain from voting. The option receiving the highest number of votes will be considered as the stockholders' preferred frequency for the non-binding "say-on-pay" votes. Shares not voted (because of abstention, broker non-vote, or otherwise) will have no effect on the determination of the vote.

4.	The Section entitled “Matters to be Considered” shall be amended to read as follows:

Shares Held by Brokers

If you are the beneficial owner of shares held for you by a broker, your broker must vote those shares in accordance with your instructions. If you do not give voting instructions to your broker, your broker may vote your shares for you on any discretionary items of business to be voted upon at the annual meeting. If you do not provide voting instructions on a non-discretionary item, including the election of the nominees named herein as directors, the shares will be treated as “broker non-votes.” We believe that the ratification of the appointment of Deloitte & Touche LLP (Proposal 4) is a routine matter on which brokers will be permitted to vote any unvoted shares in their discretion. We believe that election of the three nominees named herein as Class II directors (Proposal 1), approval of material terms of officer performance measures included in the 2010 Equity Incentive Plan (Proposal 2), approval of the Annual Performance Bonus Plan (Proposal 3), the advisory, non-binding “say on pay” resolution (Proposal 5) and the advisory, non-binding “say-on-pay frequency” proposal (Proposal 6) are non-routine matters on which brokers will not be permitted to vote any unvoted shares. “Broker non-votes” will be included in determining the presence of a quorum at the annual meeting.

5.

A new Proposal 6 of the Proxy Statement shall be added to the Proxy Statement after the section entitled “Advisory Vote on Executive Compensation (Proposal 5)”. Proposal 6 is added to read in its entirety as follows:

PROPOSAL 6—ADVISORY VOTE ON THE FREQUENCY OF THE VOTE ON EXECUTIVE COMPENSATION

        As required by Section 14A of the Securities Exchange Act of 1934, we are offering our stockholders an opportunity to cast an advisory vote on whether the non-binding stockholder advisory vote on the compensation of our named executive officers should occur every one, two or three years. Although the vote is non-binding, we value continuing and constructive feedback from our stockholders on executive compensation and other important matters. The Board and the Compensation Committee will take into consideration the voting results when determining how often a non-binding stockholder advisory vote on the compensation of our named executive officers should occur.

        The Board has determined that an advisory vote on executive compensation every year continues to be the best approach for the Company based on a number of considerations, including the vote frequency which the Board believes the majority of our investors prefer.

        Stockholders are not voting to approve or disapprove of the Board's recommendation. Instead, the proxy card provides stockholders with four choices with respect to this proposal; (1) one year, (2) two years, (3) three years or (4) abstaining from voting on the proposal. For the reason discussed above, we are asking our stockholders to indicate their support for the non-binding advisory vote on executive compensation to be held every one year.

        Generally, approval of any matter presented to stockholders requires the affirmative vote of the holders of a majority of the shares of common stock represented at the annual meeting and entitled to vote on the matter. However, because this vote is advisory and non-binding, if none of the frequency options receive the vote of a majority of shares of common stock represented at the annual meeting and entitled to vote thereon, the option receiving the greatest number of votes will be considered the frequency recommended by the Company's stockholders. Even though this vote will not be binding on the Company or Board, the Board of Directors will take into account the result of the vote when determining the frequency of future say-on-pay votes.

The Board unanimously recommends a vote for “1 YEAR” on the advisory, non-binding proposal regarding the frequency of shareholder vote on compensation of our executive officers.

GENERAC®

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Vote by Internet

- Go to **www.envisionreports.com/GNRC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Generac Holdings Inc. Annual Stockholders' Meeting to be Held on June 15, 2017

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy of the proxy materials or an e-mail with links to the electronic materials. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice, proxy statement and annual report to stockholders with Form 10-K for the year ended December 31, 2016 are available at:

www.envisionreports.com/GNRC

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/GNRC** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper copy of these documents or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 1, 2017 to facilitate timely delivery.

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Stockholder Meeting Notice

The Annual Meeting of Stockholders of Generac Holdings Inc. will be held at 9:00 a.m., local time, on June 15, 2017 at Generac corporate headquarters, S45 W29290 Highway 59, Waukesha, Wisconsin 53189.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 below, FOR Proposals 2, 3, 4 and 5 and 1 Year for Proposal 6:

1. Election of Class II directors: Todd A. Adams, Bennett Morgan and Dominick Zarcone.
2. Approval of the performance measures included in the 2010 Equity Incentive Plan.
3. Approval of the Annual Performance Bonus Plan.
4. Proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017.
5. Advisory vote on the non-binding "say-on-pay" resolution to approve the compensation of our executive officers.
6. Approval of "say on pay frequency" of shareholder votes on compensation of our executive officers on an advisory basis.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you and consult the meeting materials for additional information regarding special requirements for attendance and voting at the meeting.

Directions to the Annual Meeting of Stockholders of Generac Holdings Inc.

Directions to the Annual Meeting of Stockholders of Generac Holdings Inc. can be found under the Contact Us section of our website at **www.generac.com**.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/GNRC**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials Generac Holdings Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 1, 2017.

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